SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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PETRO RESOURCES CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Petro Resources Corporation
777 Post Oak Boulevard, Suite 910
Houston, Texas  77056

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 5, 2008

To our Stockholders:

The Annual Meeting of Stockholders of Petro Resources Corporation, a Delaware corporation, will be held on June 5, 2008, at 10:00 a.m., local time, at the Hotel Granduca, 1080 Uptown Park Boulevard, Houston, Texas 77056  to:

1.	Re-elect eight (8) directors, each to serve until our 2009 Annual Meeting of Stockholders;

2.	Ratify the appointment of Malone & Bailey, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2008;

3.
Vote on the adjournment or postponement of the Annual Meeting to another time and date if such action is necessary for the board of directors to solicit additional proxies in favor of proposals 1, 2 or 3; and

4.	Consider any other business that properly comes before the meeting.

Only stockholders of record at the close of business on April 30, 2008 will be entitled to notice of, and to vote at, the meeting and any adjournments of the meeting.  It is important that your shares be represented at the meeting.  Please mark, sign, date, and mail the enclosed proxy card in the postage-paid envelope provided, regardless of whether you plan to attend in person.

Sincerely,

/s/ Wayne P. Hall

Wayne P. Hall
Chairman of the Board

May 5, 2008
Houston, Texas

PROXY STATEMENT

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE MEETING	2

VOTING OF SHARES	4

PROXY SOLICITATION	5

PROPOSAL ONE — ELECTION OF DIRECTORS	6

PROPOSAL TWO — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	11

PROPOSAL THREE — AUTHORIZATION TO ADJOURN OR POSTPONE THE MEETING TO SOLICIT ADDITIONAL VOTES FOR APPROVAL	13

EXECUTIVE OFFICERS	14

COMPENSATION	15

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	19

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	21

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	22

OTHER BUSINESS	22

HOUSEHOLDING OF ANNUAL MEETING MATERIALS	22

PROPOSALS FOR THE NEXT ANNUAL MEETING	22

INFORMATION INCORPORATED BY REFERENCE	23

ANNUAL REPORT	24

-i-

Petro Resources Corporation

PROXY STATEMENT FOR
2008 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 5, 2008

The accompanying proxy is solicited on behalf of the board of directors of Petro Resources Corporation in connection with our Annual Meeting of Stockholders to be held on June 5, 2008, at 10:00 a.m., local time, at Hotel Granduca, 1080 Uptown Park Boulevard, Houston, Texas 77056 for the purposes set forth in the accompanying Notice of Meeting.

Please mark and sign the enclosed proxy card and return it in the accompanying envelope.  No postage is required if your returned proxy card is mailed within the United States.  We will bear the cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding the materials to the beneficial owners of our common stock.  Our directors, officers and regular employees may, without compensation other than their regular compensation, solicit proxies by telephone, electronic mail, personal conversation or other means of communication.  We may reimburse brokerage firms and others for expenses in forwarding proxy material to the beneficial owners of our common stock.

Any proxy given pursuant to this solicitation and received in time for the Annual Meeting will be voted according to the instructions given in the proxy.  Any stockholder giving a proxy may revoke it any time prior to its use at the Annual Meeting by giving a written revocation notice to our secretary, by filing a revoking instrument or a duly executed proxy bearing a later date with our secretary or by attending the Annual Meeting and voting in person

We expect that this proxy statement, the proxy and notice of meeting will first be mailed to our stockholders on or about May 5, 2008.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Q:  Why am I receiving this proxy statement?

A:  Petro Resources Corporation (“Petro Resources”, “we” or the “Company”) is holding our Annual Meeting of Stockholders to re-elect the members of our board of directors.  In addition, we are asking our stockholders to ratify the appointment of our independent registered public accounting firm for the 2008 fiscal year.

Q:  What do I need to do now?

A:  We urge you to carefully read and consider the information contained in this proxy statement.  If applicable, you should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q:  How do I vote?

A:  If you are a Petro Resources stockholder of record, you may vote in person at the Annual Meeting or by submitting a proxy for the meeting. You can submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please refer to your proxy card or the voting instruction card used by your broker, bank or nominee to see if you may submit voting instructions using the internet or telephone.

Q:  What happens if I do not vote?

A: If you do not submit a proxy card or vote at the Annual Meeting, your proxy will not be counted as present for the purpose of determining the presence of a quorum, and your shares will not be voted at the meeting.  If you submit a proxy card and affirmatively elect to abstain from voting, your proxy will be counted as present for the purpose of determining the presence of a quorum but will not be voted at the Annual Meeting. Broker non-votes will also have the same effect as shares not voted at the meeting.

Q:  If my Petro Resources shares are held in “street name,” will my broker, bank, or nominee vote my shares for me on all proposals?

A:  No. Your broker, bank, or nominee cannot vote your shares on matters other than the election of directors unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

Q:  Can I change my vote after I have mailed my signed proxy or direction form?

A:  Yes. If you are a record holder, you can change your vote at any time before your proxy is voted at your stockholder meeting by:

• delivering to the corporate secretary of Petro Resources a signed notice of revocation;

• granting a new, later-dated proxy, which must be signed and delivered to the corporate secretary of Petro Resources; or

• attending your stockholder meeting and voting in person; however, your attendance alone will not revoke your proxy.

If your shares are held in street name and you have instructed your broker or nominee to vote your shares, you must follow your broker’s or nominee’s directions in order to change your vote or revoke your proxy.

Q:  What should I do if I receive more than one set of voting materials?

A:  You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:  Whom should I call with questions?

A:  If you have any questions about the transaction or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact:

Petro Resources Corporation
777 Post Oak Boulevard, Suite 910
Houston, Texas  77056
Telephone: (832) 369-6986
Toll-free: (866) 458-4048
Attn:  Donald L. Kirkendall, President

You may also obtain additional information about Petro Resources from documents filed with the Securities and Exchange Commission (hereafter, the “SEC”) by following the instructions on page 24.

VOTING OF SHARES

Our board of directors has fixed the close of business on April 30, 2008 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting.  On April 30, 2008, 36,674,372 shares of our common stock, $0.01 par value, were outstanding and held by approximately 182 recordholders.  Each share outstanding on that date entitles its holder to one vote in person or by proxy on each matter to be voted on at the Annual Meeting.  As of April 30, 2008, we also had 2,741,047 shares of our Series A Preferred Stock outstanding and held of record by two parties.  Our Series A Preferred Stock is entitled to  vote together, and not separately as a class, with our common stock.  Each share of Series A Preferred Stock entitled its holders to a 0.67 vote in person or by proxy on all matters to be voted on at the Annual Meeting.

Quorum

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of voting stock entitled to vote at the meeting is required for a quorum for the transaction of business.  In general, shares of common stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the meeting for purposes of determining a quorum.

Vote Required for Approval

Pursuant to Section 216 of the Delaware General Corporation Law, a plurality of the shares voting at the Annual Meeting is required to elect directors.  This means that if there are more nominees than the eight positions to be filled, the eight nominees who receive the most votes will be elected.  In counting votes on the election of directors, abstentions, broker non-votes (i.e. shares held of record by a broker which are not voted because the broker has not received voting instructions from the beneficial owner of the shares and either lacks or declines to exercise authority to vote the shares in its discretion) and other shares not voted will be counted as not voted.  These shares will be deducted from the total shares of which a plurality is required.

All other proposals presented in this proxy statement will be approved if a majority of the voting shares present or represented at the meeting and entitled to vote on the proposal are voted in favor of such matter.  In counting votes on each such matter, abstentions will be counted as voted against the matter and broker non-votes will be counted as not voted on the matter.  Shares that are not present or represented at the meeting will be deducted from the total number of shares of which a majority is required.

Voting of Proxies

Shares of common stock represented by properly executed proxy cards will be voted according to the choices specified.  Proxies that are signed by stockholders but that lack any voting instructions will be voted FOR the election of all of the nominees for director listed in this proxy statement, and FOR all other Proposals set forth in this Proxy Statement.  If any other business properly comes before the Annual Meeting, shares represented by proxy will be voted according to the best judgment of the proxy holders named on the proxy card.

PROXY SOLICITATION

We are soliciting proxies from our stockholders for our Annual Meeting of Stockholders.  We will pay the cost of solicitation of proxies from our stockholders, including preparation, assembly, printing and mailing of this proxy statement and the proxy cards. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners.  We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to such beneficial owners. In addition to solicitation by use of the mails, proxies may be solicited by our board of directors, officers and employees, in person or by telephone, electronic mail, or other means of communication. No additional compensation for soliciting proxies will be paid to our board of directors, officers or regular employees for such services.

PROPOSAL ONE — ELECTION OF DIRECTORS

Our bylaws provide that our board will consist of between one and nine members, with the number of directors determined from time to time by our board.  The number of directors is currently set at eight.  The current term of all of our directors expires at the Annual Meeting.  Accordingly, eight directors will be elected at the Annual Meeting to serve until the next annual meeting of stockholders and until their successors are elected and qualified.  If any nominee is unable or declines to serve as director at the time of the Annual Meeting, an event not now anticipated, proxies will be voted for any nominee designated by the board of directors to fill the vacancy.

Information About Nominees

Names of the board of directors' nominees and certain biographical information about the nominees are set forth below.

Wayne P. Hall Age 60 Director since 2005
Mr. Wayne Hall has served as our chief executive officer and as a member of our board of directors since April 1, 2005, and also served as our president from April 1, 2005 to October 13, 2006. Between January 2004 and April 2005, Mr. Hall managed his family investments in securities and oil and gas interests. From January 2002 until January 2004, Mr. Hall served as senior advisor to Energy Partners, Ltd., an oil and gas exploration and production company. Mr. Hall served as president and director of Hall-Houston Oil Company, a privately-owned exploration and production concern he co-founded, from October 1983 until January 2002.

Allen R. McGee Age 58 Director since 2005
Mr. McGee has served as our chief accounting officer and as a member of our board of directors since April 1, 2005, and also served as our chief financial officer from April 1, 2005 to June 1, 2007. Mr. McGee has owned and managed Allen Roberts McGee, P.C., a private accounting practice since 1987. The firm specializes in both tax and financial accounting for privately held firms, principally oil and gas companies and family estates with major holdings in oil and gas and real estate. Mr. McGee is licensed by the State of Texas as a certified public accountant.  Mr. McGee is a brother-in-law of our chief executive officer, Wayne Hall.

Donald L. Kirkendall Age 51 Director since 2006
Mr. Kirkendall has served as our president and as a member of our board of directors since October 13, 2006, and as our executive vice president from October 2005. From May 2004 to October 2005, Mr. Kirkendall was an independent consultant in the oil and gas exploration industry. Between January 2001 and May 2004, Mr. Kirkendall was employed as a natural gas specialist in the Professional Services Group of SunGard Corporation, where he was responsible for the implementation of natural gas trading, scheduling and accounting software.

J. Raleigh Bailes, Sr. Age 59 Director since 2006
Mr. Bailes has served as a member of our board of directors since March 1, 2006. Mr. Bailes has been a partner of Bailes, Bates & Associates, LLP, a tax and accounting firm, since March 2003. Between November 1999 and March 2003, Mr. Bailes owned and managed J. Raleigh Bailes, CPA, a tax and accounting firm. Mr. Bailes is admitted to practice before the U.S. Tax Court and is licensed by the State of Texas as a certified public accountant.

Brad Bynum Age 38 Director since 2006
Mr. Bynum has served as a member of our board of directors since March 1, 2006. Mr. Bynum is currently chief financial officer of Hall-Houston Exploration Partners, L.L.C., a privately-held oil and gas exploration and development company, a position he has held since February 2005. Between 1997 and February 2005, Mr. Bynum was employed at Merrill Lynch Pierce Fenner & Smith, most recently as a director of investment banking in Merrill Lynch’s Global Energy and Power Investment Banking Group, in Houston, Texas.

Gary L. Hall Age 58 Director since 2006
Mr. Gary Hall has served as a member of our board of directors since March 1, 2006. Hr. Hall is currently president of Hall-Houston Exploration Partners, L.L.C., an oil and gas exploration and production company, a position he has held since December 2004. Between March 2004 and December 2004, Mr. Hall managed his family investments. Between January 2002 and March 2004, Mr. Hall was vice chairman of the board of directors of Energy Partners Ltd., an oil and gas exploration and production company. From 1983 to January 2002, Mr. Hall was the chairman and chief executive officer of Hall-Houston Oil Company, an oil and gas exploration and production company. Mr. Gary Hall is the brother of our chief executive officer, Wayne Hall.

Joe L. McClaugherty Age 56 Director since 2006
Mr. McClaugherty has served as a member of our board of directors since April 13, 2006. For the past fifteen years, Mr. McClaugherty has been a senior partner of McClaugherty & Silver, P.C., a full service firm engaged in the practice of civil law located in Santa Fe, New Mexico. Mr. McClaugherty is admitted to the state bars of New Mexico, Texas and Colorado.

StevenA. Pfeifer Age 45 Director since 2006
Mr. Pfeifer has served as a member of our board of directors since May 5, 2006. Since January 2005, Mr. Pfeifer has served as the managing member of P.O.& G. Resources - Texas, LLC, a privately held oil and gas exploration and production company. From September 1999 to September 2004, Mr. Pfeifer was employed as an oil and gas analyst by Merrill Lynch Pierce Fenner & Smith, most recently as First Vice President in charge of Merrill Lynch’s Global Energy Research team. From October 2004 to December 2004, Mr. Pfeifer managed his family investments.

Additional Information About our Board and its Committees

We continue to monitor the rules and regulations of the SEC and the American Stock Exchange to ensure that at least 50% of our board is composed of “independent” directors.  Our directors who are “independent” as defined in Section 803(A)(2) of the American Stock Exchange Company Guide include J. Raleigh Bailes, Sr., Brad Bynum, Joe L. McClaugherty and Steven A. Pfeifer.

Our board met five times in 2007.  During fiscal 2007, all of our directors attended at least 75% of all meetings during the periods for which they served on our board, including the meetings held by committees of the board on which they serve.  The board of directors has formed an audit committee and a compensation and nominating committee, each of which operate under written charters.  The committee charters are available on our website.  Our board of directors does not have a policy regarding board members’ attendance at the Annual Meeting of Stockholders.

Audit Committee

 The audit committee of our board of directors assists the board in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the stockholders and others; reviewing the systems of internal controls that management and the board of directors have established; appointing, retaining and overseeing the performance of independent accountants; and overseeing our accounting and financial reporting processes and the audits of our financial statements.  Our audit committee also consults with our management and our independent registered public accounting firm prior to the presentation of financial statements to stockholders and related press releases and, as appropriate, initiates inquiries into aspects of our financial affairs.  Our audit committee is responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.  In addition, our audit committee is directly responsible for the appointment, retention, compensation and oversight of the work of our independent auditors, including approving services and fee arrangements. All related party transactions will be approved by our audit committee before we enter into them.  The current members of our audit committee are J. Raleigh Bailes, Sr., Brad Bynum and Joe L. McClaugherty.  Mr. Bailes serves as chairman of the audit committee.

Our audit committee includes at least one member who has been determined by our board of directors to meet the qualifications of an audit committee financial expert in accordance with SEC rules. Mr. Bailes is the independent director who has been determined to be an audit committee financial expert.  Mr. Bailes is certified public accountant and has been engaged in a public accounting and tax practice for the last 34 years.  Each of the members of our audit committee are independent, as independent for audit committee members is defined in Section 803(A)(2) of the American Stock Exchange Company Guide.  In addition, Mr. Bynum and Mr. McClaugherty each meet the definition of “financially sophisticated” as defined in Section 803(B)(2) of the AMEX Guide and has an understanding of fundamental financial statements.

Compensation and Nominating Committee

The compensation and nominating committee of our board of directors discharges the board’s responsibilities relating to the compensation of our directors and officers, and recommends candidates for election  to our board of directors and oversees the director nomination process.  The committee has overall responsibility for approving and evaluating the director and officer compensation plans, policies and programs of our company, including, among other things, annual salaries, bonuses, stock options and other incentive compensation arrangements.  In addition, our compensation and nominating committee will administer our stock option plans, including reviewing and granting stock options, with respect to our executive officers and directors, and may from time to time assist our board of directors in administering our stock option plans with respect to our other employees.

Our compensation and nominating committee will establish procedures for the nomination process and lead the search for, select and recommend candidates for election to our board of directors, subject to legal rights, if any, of third parties to nominate or appoint directors.  Consideration of new director candidates typically will involve a series of committee discussions, review of information concerning candidates and interviews with selected candidates.  Candidates for nomination to our board of directors typically have been suggested by other members of our board of directors or by our executive officers.  From time to time, our compensation and nominating committee may engage the services of a third-party search firm to identify director candidates.  Our compensation and nominating committee will select the candidates for election to our board of directors.  Candidates proposed by stockholders will be evaluated by our compensation and nominating committee using the same criteria as for all other candidates.

The board will consider recommendations of nominees from stockholders that are submitted in accordance with the procedures for nominations set forth under the section entitled “Proposals for the Next Annual Meeting” in this Proxy Statement.  In addition, such recommendations should be accompanied by the candidate’s name, biographical data and qualifications and a written statement from the individual evidencing his or her consent to be named as a candidate and, if nominated and elected, to serve as a director. Other than as stated herein, we do not have a formal policy with respect to consideration of director candidates recommended by stockholders, as the board believes that each candidate, regardless of the source of the recommendation, should be evaluated in light of all relevant facts and circumstances.

 Nominees for director are selected on the basis of, among other things, independence, experience, knowledge, skills, expertise, integrity, ability to make independent analytical inquiries, understanding of the company’s business environment, ability to devote adequate time and effort to board responsibilities and commitments to other public company boards. Other criteria for director candidates considered by the compensation and nominating committee and by the full board include age, diversity, whether the candidate has any conflicts of interest, whether the candidate has the requisite independence and skills for board and committee service under applicable SEC and AMEX rules, what the candidate’s skills and experience add to the overall competencies of the board, and whether the candidate has any special background relevant to Petro Resources’ business.

The current members of our compensation and nominating committee are Joe L. McClaugherty, Brad Bynum and Steven A. Pfeifer.  Mr. McClaugherty serves as chairman of the compensation and nominating committee.  The members of our nominating committee are independent, as independence for directors is defined in Section 803(A)(2) of the American Stock Exchange Company Guide.

Our compensation and nominating committee has recommended Wayne. P. Hall, Donald L. Kirkendall, Allen R. McGee, J. Raleigh Bailes, Sr., Brad Bynum, Gary L. Hall, Joe L. McClaugherty and Steven A. Pfeifer as nominees for election to our board of directors at the Annual Meeting.

Compensation Committee Interlocks and Insider Participation

Three of our directors, Wayne P. Hall, Donald L. Kirkendall and Allen R. McGee, also serve as executive officers of the company.  No other member of our board of directors is employed by Petro Resources Corporation or our subsidiaries.  None of our executive officers serve on the board of directors of another entity one of whose executive officers serves on the compensation committee of our board of directors.

Process for Stockholders to Send Communications to Our Board

Because we have always maintained open channels of communication with our stockholders, we do not have a formal policy that provides a process for stockholders to send communications to our board.  However, if a stockholder would like to send a communication to our board, please address the letter to the attention of our chairman of the board and it will be distributed to each director.

Recommendation of the Petro Resources Board of Directors

The Petro Resources board of directors recommends that Petro Resources stockholders vote “FOR” the election of all director nominees listed in this proxy statement.

Audit Committee Report

The audit committee reviewed and discussed Petro Resources’ audited financial statements for the year ended December 31, 2007 with our management.  The audit committee discussed with Malone & Bailey, PC, Petro Resources’ independent registered public accounting firm, the matters required to be discussed by statement on Auditing Standards No. 61 (Communication with Audit Committees) as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications).  The audit committee also received the written disclosures and the letter from Malone & Bailey, PC required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and the audit committee has discussed the independence of Malone & Bailey, PC with them.

Based on the audit committee’s review and discussions noted above, the audit committee recommended to our board of directors that Petro Resources’ audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the SEC.

THE AUDIT COMMITTEE

J. Raleigh Bailes, Sr., Chairman
Brad Bynum
Joe L. McClaugherty

PROPOSAL TWO — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The board of directors, upon the recommendation of its audit committee, has appointed Malone & Bailey, PC as independent registered public accounting firm of the company for the fiscal year ending December 31, 2008.  Malone & Bailey, PC also served as the company’s independent registered public accounting firm for the 2007 and 2006 fiscal years.

It is expected that representatives of Malone & Bailey, PC will not be present at the Annual Meeting.

Changes in Certifying Accountant

Farber Hass Hurley & McEwen, LLP served as the company’s independent registered public accounting firm for the 2005 and 2004 fiscal years.  On October 13, 2006, the audit committee of our board of directors approved a change in auditors.  The audit committee approved the dismissal of Farber Hass Hurley & McEwen, LLP as the company’s independent public accountants and the selection of Malone & Bailey, PC as their replacement.

Farber Hass Hurley & McEwen, LLP’s report on the financial statements of Petro Resources as of December 31, 2005 and for the two years ended December 31, 2005 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope, procedure or accounting principles.

During Petro Resources’ fiscal years ended December 31, 2005 and 2004 and the subsequent interim period through October 13, 2006, there were no disagreements between the company and Farber Hass Hurley & McEwen, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Farber Hass Hurley & McEwen, LLP’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the Petro Resources’ financial statements for such years; and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

In addition, during Petro Resources’ fiscal years ended December 31, 2005 and 2004 and the subsequent interim period through October 13, 2006, the company did not consult with Malone & Bailey, PC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the company’s financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Independent Registered Public Accounting Firm Fees

The following table sets forth the aggregate fees billed to us for services rendered to us for the years ended December 31, 2007 and 2006 by our independent registered public accounting firm for such years, Malone & Bailey, PC, fees for the audit of our consolidated financial statements for the years ended December 31, 2007 and 2006, and assistance with the reporting requirements thereof, the review of our condensed consolidated financial statements included in our quarterly reports on Form 10-QSB, and accounting and auditing assistance relative to acquisition accounting and reporting.

	2007	2006
Audit Fees	$156,832	$40,840
Audit-Related Fees	$55,340	—
Tax Fees	$5,000	—
All Other Fees	—	—

Audit Committee Pre-Approval Policies

Since its formation in April 2006, the audit committee approves all audit fees, audit-related fees, tax fees and special engagement fees.  The audit committee approved 100% of such fees for the year ended December 31, 2007.

Recommendation of the Board of Directors

The Petro Resources board of directors recommends that you vote "FOR" the ratification of the selection of Malone & Bailey, PC, as our independent registered public accounting firm.

PROPOSAL THREE — AUTHORIZATION TO ADJOURN OR POSTPONE THE MEETING TO SOLICIT ADDITIONAL VOTES FOR APPROVAL

If at the Annual Meeting the number of shares of our voting stock voting in favor of all other proposals is insufficient to approve those proposals under applicable law, our management intends to move to adjourn or postpone the meeting in order to enable it to solicit additional proxies in favor of those proposals.  In that event, we will ask our stockholders to vote only upon the adjournment proposal.

In the adjournment proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our board of directors to vote in favor of granting management the discretionary authority to adjourn or postpone the Annual Meeting and any later adjournments of that meeting to a later date in order to enable our board of directors to solicit additional proxies in favor of all other proposals presented if those proposals initially lack a sufficient number of shares voting in favor.  If our stockholders approve the adjournment proposal, our management could adjourn the Annual Meeting and any adjourned session of the Annual Meeting to a later date and use the additional time to solicit additional proxies in favor of all proposals presented, including solicitation of proxies from stockholders that have previously voted against those proposals.

Recommendation of the Board of Directors

The Petro Resources board of directors recommends that you vote “FOR” the authorization to adjourn or postpone the meeting to solicit additional votes.

EXECUTIVE OFFICERS

The following table sets forth the names and ages of our executive officers and the positions held by each.

Name	Age	Position

Wayne P. Hall	60	Chief Executive Officer
Donald L. Kirkendall	51	President
Harry Lee Stout	60	Executive Vice President, Chief Financial Officer and General Counsel
Allen R. McGee	58	Executive Vice President, Chief Accounting Officer and Secretary
James W. Denny, III	60	Executive Vice President and Chief Operating Officer

The biographies for Mr. Hall, Mr. Kirkendall and Mr. McGee are located on page 6.

Mr.  Stout has served as our executive vice president, chief financial officer and general counsel since June 1, 2007. From August 2006 to May 2007, Mr. Stout served as a consultant for Petrohawk Energy Corporation in the areas of contract review, coordination of litigation and the preparation and finalization of derivative oil and natural gas hedge instruments. From 1991 to 2006, Mr. Stout served as President of KCS Energy Services, Inc.

Mr. Denny has serves as our executive vice president and chief operating officer since March 1, 2008.  Mr. Denny previously served as president and chief executive officer of Gulf Energy Management Company, a wholly owned subsidiary of Harken Energy Corporation, from January 2002 until October 2007.  From October 1999 until January 2002, he served as executive vice president of operations and chief operating officer for Harken Energy Corporation.  Mr. Denny is a registered professional engineer in Louisiana and is a certified earth scientist by the Society of Independent Petroleum Earth Scientists.  Mr. Denny is a member of various industry associations, including the American Petroleum Institute, National Society of Professional Engineers, Society of Petroleum Engineers, and the Society of Petroleum Evaluation Engineers.

COMPENSATION

Summary Compensation Table

The following table sets forth the compensation paid by us to our chief executive officer and our two most highly paid officers other than our chief executive officer during the fiscal years ended December 31, 2007 and 2006.

Name and Principal Position	Year	Salary ($)(2)	Stock Awards ($)(4)	Option Awards ($)(4)	Total Compensation ($)(4)
Wayne P. Hall, Chief	2007	$100,000	--	--	$100,000
Executive Officer	2006	$100,000	--	--	$100,000
Donald L. Kirkendall,	2007	$100,000	--	--	$100,000
President (1)	2006	$100,000	--	--	$100,000
Harry Lee Stout, Chief	2007	$87,500	$97,068	$83,135	$267,703
Financial Officer (1)(3)	2006	--	--	--	--
______________________

(1)	Mr. Kirkendall was appointed as executive vice president in October 2005, and as our president on October 13, 2006. Mr. Stout was appointed as our chief financial officer on June 1, 2007.

(2)
Commencing January 1, 2006, we agreed to pay Messrs. Hall and Kirkendall annual salaries of $100,000.  Mr. Stout commenced his employment with us on June 1, 2007 and is paid a salary of $150,000 per year.  All of our executive officers are eligible for performance based bonuses as determined by the compensation committee of our board of directors.

(3)
Mr. Stout was granted 100,000 shares of common stock under our 2006 Stock Incentive Plan on June 1, 2007 in connection with his acceptance of employment with our company, with the 25,000 shares vested as of such date and the remainder of the shares to vest in 25,000 share installments on each annual anniversary of his start date in 2008, 2009 and 2010.  In June 2007, we also granted Mr. Stout options to purchase 100,000 shares of our common stock.

(4)
The dollar amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007, in accordance with FAS 123(R).  Assumptions used in the calculation of this amount are included in footnote (2) to our audited financial statements for the fiscal year ended December 31, 2007 included in our annual report on Form 10-K for the year ended December 31, 2007 filed with the SEC on March 31, 2008.

Outstanding Equity Awards at December 31, 2007

The unexercised options and warrants granted to our named executive officers and outstanding at December 31, 2007 are as follows:

Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares That Have Not Vested	Market Value of Shares That Have Not Vested (3)
Wayne P. Hall, Chief Executive Officer	--	--	--	--	--
Donald L. Kirkendall, President	43,750(1)	$2.00	11/21/10	--	--
Harry Lee Stout, Chief Financial Officer	100,000	$2.50	06/01/12	75,000(2)	$34,068
__________________

(1)	Applies to warrants issued to Mr. Kirkendall in November 2005 for services provided to us prior to his employment.
(2)
Mr. Stout was granted 100,000 shares of common stock under our 2006 Stock Incentive Plan on June 1, 2007, with the 25,000 shares vested as of such date and the remainder of the shares to vest in 25,000 share installments on each annual anniversary of his start date in 2008, 2009 and 2010.

(3)
The dollar amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007, in accordance with FAS 123(R).  Assumptions used in the calculation of this amount are included in footnote (2) to our audited financial statements for the fiscal year ended December 31, 2007 included in our annual report on Form 10-K for the year ended December 31, 2007 filed with the SEC on March 31, 2008

Stock Incentive Plan

We adopted a stock incentive plan in 2006 providing for the grant of non-qualified stock options and incentive stock options to purchase shares of our common stock and for the grant of restricted and unrestricted share grants.  We have reserved 3,000,000 shares of our common stock under the plan.  All officers, directors, employees and consultants to our company are eligible to participate under the plan.  The purpose of the plan is to provide eligible participants with an opportunity to acquire an ownership interest in our company.  As of the date of this proxy statement, options to purchase 1,435,000 shares of our common stock have been granted under the plan.

Compensation of Directors.

It is our present policy to pay our outside or non-officer directors a fee of $1,000 per day for attending board or committee meetings, or a ratable portion for meetings of less than one full day.  We have also granted to our five outside directors, J. Raleigh Bailes, Brad Bynum, Gary L. Hall, Joe L. McClaugherty and Steven A. Pfeifer options to purchase 200,000 common shares each at an exercise price of $3.80 per share.  The options vest and first become exercisable over four years, including 50,000 options vesting upon the grant of the options and an additional 50,000 options vesting on the first three anniversaries of the option grant. The options are subject to early termination in the event the holder ceases to be a director.  All of our directors receive reimbursement for out-of-pocket expenses for attending board of directors or committee meetings.  Any future outside directors may receive an attendance fee for each meeting of the board of directors.  From time to time we may also engage certain outside members of the board of directors to perform services on our behalf and we will compensate such persons for the services which they perform.

Directors who are employees of Petro Resources Corporation receive no compensation for services provided in that capacity, but are reimbursed for out-of-pocket expenses in connection with attendance at meetings of our board and its committees.

2007 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	All Other Compensation ($)	Total ($)

J. Raleigh Bailes, Sr.	$4,000	--	--	$4,000
Brad Bynum	$4,000	--	--	$4,000
Gary L. Hall	$4,000	--	--	$4,000
Joe L. McClaugherty	$4,000	--	--	$4,000
Steven A. Pfeifer	$4,000	--	--	$4,000

Equity Compensation Plan Information

The following table provides information with respect to our common shares issuable under our equity compensation plans as of December 31, 2007:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options	(b) Weighted average exercise price of outstanding options	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders
2006 Stock Incentive Plan	1,125,000	$3.68	1,775,000
Equity compensation plans not approved by security holders
None	--	--	--
Total	1,125,000	$3.68	1775,000

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

In reviewing the following tables, please keep in mind that the percentage amounts for each reported party are based on 36,674,372 common shares issued and outstanding as of April 30, 2008.  The percentage amounts also give effect to the issuance of common shares underlying options and warrants exercisable within sixty (60) days held by the reported party.

5% Beneficial Owners

The following table sets forth certain information, as of April 30, 2008, regarding the beneficial ownership of our stock by each person who is known by us to be the beneficial owner of more than five percent (5%) of each class of our issued and outstanding shares of stock:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Common Stock	Eagle Operating, Inc. P.O. Box 853 Kenmare, North Dakota 58746	3, 144,655	8.6%
Common Stock	Bonanza Master Fund, Ltd. (1) c/o Bonanza Capital, Ltd. 300 Crescent Court, Suite 1740 Dallas, Texas 75201	3,857,800	10.5%
Common Stock	Cannell Capital LLC (2) 240 E. Deloney Ave Jackson, WY 83001	3,000,000	8.2%
Common Stock	Cambrian Capital LP (3) 45 Coolidge Point Manchester, MA 01944	2,440,000	6.7%
Series A Convertible Preferred Stock	Touradji Capital Management, LP (4) 101 Park Avenue, 47th Floor New York, New York 10178	2,741,047	100.0%
___________________
(1)	The share amount shown for Bonanza Master Fund, LP include 2,000,000 shares underlying presently exercisable warrants.

(2)	Cannell Capital LLC acts as the investment adviser to or the general partner of funds that own the reported shares.

(3)	Cambrian Capital LP manages or has a beneficial interest in funds that own the reported shares.

(4)
The share amount shown are held by two funds, Touradji Deep Rock Master Fund, Ltd. and Touradji Global Resources Master Fund, Ltd., which are managed by Touradji Capital Management, LP.  Each share of the Series A Convertible Preferred Stock is convertible into approximately .67 share of common stock, or an approximate total of 1,836,501 shares of common stock, subject to adjustment.  Additionally, the Touradji funds hold 240,000 warrants immediately exercisable into 240,000 shares of our common stock.

Executive Officers and Directors

The following table sets forth certain information, as of April 30, 2008, regarding the beneficial ownership of our common stock by each of our directors and executive officers and all of our directors and executive officers as a group:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Wayne P. Hall (1)	2,063,650	5.6%
Donald L. Kirkendall (2)	328,750	*
Harry Lee Stout (3)	181,000	*
Allen R. McGee	795,675	2.2%
James W. Denny, III (4)	65,000	*
J. Raleigh Bailes, Sr. (5)	150,000	*
Brad Bynum (5)	150,000	*
Gary L. Hall (5) (6)	350,000	*
Joe L. McClaugherty (5)	150,000	*
Steven A. Pfeifer (5)	150,000	*

Directors and executive officers as a group (10)	4,384,075	11.6%

______________________

*Less than one percent

(1)
The share amount shown for Wayne P. Hall includes 100,000 shares of common stock and 100,000 shares underlying presently exercisable warrants held by Hall SouthWest Business Ventures, LP, Mr. Hall’s family’s private investment company.

(2)	The share amount shown for Mr. Kirkendall includes 73,750 shares underlying presently exercisable warrants and 50,000 shares underlying presently exercisable options.

(3)	The share amounts for Harry Lee Stout include 25,000 shares to be granted on June 1, 2008, 50,000 shares under presently exercisable options and 25,000 shares under presently exercisable warrants.

(4)	The share amounts for James W. Denny, III include 25,000 shares under presently exercisable options.

(5)	The share amounts for J. Raleigh Bailes, Brad Bynum, Gary L. Hall, Joe L. McClaugherty and Steven A. Pfeifer include 150,000 shares for each underlying presently exercisable options.

(6)
The share amount shown for Gary L. Hall also includes 100,000 shares of common stock and 100,000 shares underlying presently exercisable warrants held by Houston Explorer Group, LP, a private investment company owned by Mr. Hall.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In April 2006, we purchased a 5.3% limited partnership interest in Hall-Houston Exploration II, L. P., an oil and gas exploration and development partnership which has operations focused primarily offshore in the Gulf of Mexico. See “Business – Principal Oil and Gas Interests -- Hall-Houston Exploration II, L. P.” in our annual report on Form 10-K for the year ended December 31, 2007 filed with the Commission on March 31, 2008.  Our interest in the partnership required that we commit to contribute up to $8 million to the capital of the partnership.  As of the date of this proxy statement we have funded $3.9 million of our $8 million commitment. Hall-Houston Exploration II, L. P. is sponsored and managed by Hall-Houston Exploration Partners, L.L.C.  The president and chief financial officer of Hall-Houston Exploration Partners, L.L.C. are Gary L. Hall and Brad Bynum, respectively, both of whom presently serve on our board of directors; and Brad Bynum also serves on our audit committee. In addition, Gary L. Hall is the brother of our chief executive officer, Wayne P. Hall.  Wayne P. Hall has no direct or indirect ownership interest in Hall-Houston Exploration Partners, L.L.C.  However, Wayne P. Hall and two of our outside directors, Joe L. McClaugherty and Steven A. Pfeifer, each purchased limited partnership interests in Hall-Houston Exploration II, L. P.  We invested in Hall-Houston Exploration II, L. P. on the same terms as all other limited partner investors in the partnership, including Messrs. Wayne P. Hall, McClaugherty and Pfeifer.

On February 16, 2007, through our wholly-owned subsidiary, PRC Williston, LLC, we acquired approximately 43% average working interest in 15 fields located in the Williston Basin in North Dakota. See “Business – Principal Oil and Gas Interests – Williston Basin Acquisition” in our annual report on Form 10-K for the year ended December 31, 2007 filed with the Commission on March 31, 2008.  As part of the consideration for our acquisition of the Williston Basin properties we issued 3,144,655 shares of our common stock to the seller of the properties, Eagle Operating, Inc., giving Eagle Operating an approximate 14.8 % ownership of our outstanding common stock.  Eagle Operating will be our operator with these properties.  In addition, our subsidiary, PRC Williston, has agreed to contribute up to $45 million in development capital towards 100% of the mutually agreed upon joint capital costs of the existing secondary recovery and development program and in other joint participations with Eagle Operating over a three to five year period.

On April 3, 2007, we completed the sale of 2,240,467 shares of our Series A Convertible Preferred Stock to two funds managed by Touradji Capital Management, LP in consideration of the Touradji funds’(i) payment of $2 million to us; (ii) return of 1,537,800 shares of our common stock, with a deemed value of $4,613,400 (or $3.00 per common share), to us for cancellation; and (iii) the return of 160,000 common stock purchase warrants to us for cancellation. The shares and warrants represent all common shares and 160,000 of the 400,000 warrants in us previously held by the Touradji funds.  Prior to the April 2007 transaction, the Touradji funds beneficially owned approximately 8.3 % of our common stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Rules adopted by the SEC under Section 16(a) of the Securities Exchange Act of 1934, or the Exchange Act, require our officers and directors, and persons who own more than 10% of the issued and outstanding shares of our equity securities, to file reports of their ownership, and changes in ownership, of such securities with the Securities and Exchange Commission on Forms 3, 4 or 5, as appropriate. Such persons are required by the regulations of the Securities and Exchange Commission to furnish us with copies of all forms they file pursuant to Section 16(a).

Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to us during our most recent fiscal year, and any written representations provided to us, we believe that all of the officers, directors, and owners of more than ten percent of the outstanding shares of our common stock complied with Section 16(a) of the Exchange Act for the year ended December 31, 2007.  Based on the reports, no officer or director sold any Petro Resources common stock in 2007.

OTHER BUSINESS

We know of no business that will be presented for consideration at the Annual Meeting other than that described in this proxy statement.  As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies solicited by our board will be voted according to the judgment of the person or persons voting the proxies.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports.  This means that only one copy of the company’s Proxy Statement or Annual Report to Stockholders may have been sent to multiple stockholders in each household.  The company will promptly deliver a separate copy of either document to any stockholder upon written or oral request to Investor Relations, Petro Resources Corporation, 777 Post Oak Boulevard, Suite 910, Houston, Texas 77056; telephone: (832) 369-6986.  Any stockholder who wants to receive separate copies of our Proxy Statement or Annual Report in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact the Company at the above address and phone number.

PROPOSALS FOR THE NEXT ANNUAL MEETING

We must receive proposals of stockholders intended to be presented at our next annual meeting prior to January 15, 2009, to be considered for inclusion in our proxy statement relating to that meeting.  Our board of directors will review any proposals from eligible stockholders that it receives by that date and will make a determination whether any such proposals will be included in our proxy materials.  Any proposal received after January 15, 2009 shall be considered untimely and shall not be made a part of our proxy materials.

A stockholder who wishes to make a proposal at the next Annual Meeting without including the proposal in our proxy statement must also notify us within a reasonable time before we print and mail the proxy materials.  If a stockholder fails to give reasonable advance notice, then the persons named as proxies in the proxies solicited by us for the next Annual Meeting will have discretionary authority to vote on the proposal.

INFORMATION INCORPORATED BY REFERENCE

We are permitted to incorporate by reference information that we file with the Securities and Exchange Commission. Accordingly, we incorporate by our annual report on Form 10-K for the fiscal year ended December 31, 2007, which was filed with the SEC on March 31, 2008.  The information incorporated by reference from our 2007 annual report on Form 10-K includes our audited financial statements for the fiscal years ended December 31, 2007 and 2006.

ANNUAL REPORT

COPIES OF OUR ANNUAL REPORT ON FORM 10-K, INCLUDING ALL EXHIBITS, CAN BE OBTAINED WITHOUT CHARGE FROM THE CORPORATE SECRETARY AT OUR CORPORATE OFFICES LOCATED AT 777 POST OAK BOULEVARD, SUITE 910, HOUSTON, TEXAS 77056.

BY ORDER OF THE BOARD OF DIRECTORS

Wayne P. Hall, Chairman of the Board

May 5, 2008
Houston, Texas

PETRO RESOURCES CORPORATION YOUR VOTE IS IMPORTANT TO US. PLEASE CAST YOUR VOTE TODAY.
PROXY

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, JUNE 5, 2008
SOLICITED BY THE BOARD OF DIRECTORS OF PETRO RESOURCES CORPORATION

The undersigned stockholder of Petro Resources  Corporation hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report in connection with our annual meeting of stockholders to be held on June 5, 2008, at 10:00 a.m., local time, at the Hotel Granduca, 1080 Park Boulevard 910, Houston, Texas 77056, and hereby appoints Allen R. McGee and Donald L. Kirkendall, as proxy, with power of substitution, to attend and to vote all shares the undersigned would be entitled to vote if personally present at said annual meeting and at any adjournment thereof.

(The proxy is instructed to vote as specified on the reverse)

TO VOTE YOUR PROXY BY MAIL.  Please mark, sign and date your proxy card below, detach the proxy card and return the proxy card in the postage-paid envelope provided.

‚FOLD AND DETACH HERE AND READ THE REVERSE SIDE.‚

PROXY

THIS PROXY SHALL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS. THE FOLLOWING PROPOSALS ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	Please make your votes like this	☒

1. ELECTION OF DIRECTORS (To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below)	FOR ☐	WITHHOLD AUTHORITY ☐	2. RATIFICATION OF OUR SELECTION OF MALONE & BAILEY, PC AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.	FOR ☐	AGAINST ☐	ABSTAIN ☐
J. Raleigh Bailes, Sr. Brad Bynum Gary L. Hall Wayne P. Hall Donald L. Kirkendall Joe L. McClaugherty Allen R. McGee Steven A. Pfeifer
3.     VOTE ON THE ADJOURNMENT OR POSTPONEMENT OF THE ANNUAL MEETING TO ANOTHER TIME AND DATE IF SUCH ACTION IS NECESSARY FOR THE BOARD OF DIRECTORS TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF PROPOSALS 1 or 2
				FOR ☐	AGAINST ☐	ABSTAIN ☐

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

SIGNATURE	SIGNATURE	DATE